UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Broadway, Suite 201, Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

401-426-4664

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nomination.

The Board of Directors of Allarity Therapeutics, Inc. (the “Company”) determined that the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) will be held virtually online by means of remote communication on or about November 4, 2022, or as otherwise set forth in the Company’s notice and proxy statement for the Annual Meeting. Stockholders of record of the Company’s common stock at the close of business on September 15, 2022 will be entitled to notice of, and to vote at, the Annual Meeting. The Company, however, reserves the right to change the record date prior to the Annual Meeting.

Since the Company did not hold an annual stockholders meeting the previous year, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or pursuant to the Amended and Restated Bylaws of Allarity Therapeutics, Inc. (the “Bylaws”), must ensure that such proposal is delivered to or mailed to and received by the Company’s Secretary at Allarity Therapeutics, Inc., 210 Broadway, Suite 201, Cambridge, Massachusetts, 02139, on or before the close of business on August 26, 2022, which pursuant to Sections 2.12 and 2.13 of the Bylaws is ten (10) days after public disclosure of the date of the Company’s Annual Meeting. The Company has determined such date to be reasonable under the Bylaws and the rules under the Exchange Act and is hereby providing notice of the deadline for stockholder proposals.

In addition to complying with the August 26, 2022 deadline, stockholder director nominations and stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Delaware corporate law and the Bylaws in order to be eligible for inclusion in the proxy materials for the Annual Meeting. Any director nominations and stockholder proposals received after the August 26, 2022 deadline will be considered untimely and will not be considered for inclusion in the proxy materials for the Annual Meeting nor will it be considered at the Annual Meeting.

Item 8.01	Other Events

The disclosure in Item 5.08 above is incorporated by this reference into this Item 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.
a Delaware corporation

By:	/s/ James G. Cullem
James G. Cullem, Chief Executive Officer

Dated: August 16, 2022

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